UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Texas Roadhouse, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! TEXAS ROADHOUSE,INC. 2021 Annual Meeting Vote by May 12, 2021 11:59 PM ET Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 30# FLASHID-JOB# You invested in TEXAS ROADHOUSE,INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 13, 2021. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 13, 2021 9:00 AM EDT Texas Roadhouse, Inc. Support Center 6040 Dutchmans Lane Louisville, KY 40205 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. 1 OF 322,224 148,294 2 For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. TEXAS ROADHOUSE,INC. 2021 Annual Meeting Vote by May 12, 2021 11:59 PM ET Board Recommends Voting Items Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 148,294 FLASHID-JOB# 1.Election of Directors Nominees: 01Michael A. Crawford03Curtis A. Warfield05James R. Zarley 02Gregory N. Moore04Kathleen M. Widmer For 2.Proposal to ratify the appointment of KPMG LLP as Texas Roadhouse's independent auditors for 2021. For 3.Say on Pay - An advisory vote on the approval of executive compensation. For 4.Proposal to approve the Texas Roadhouse, Inc. 2021 Long-Term Incentive Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.